UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 28, 2004
                                                   ----------------

                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                            000-28167                   52-2126573
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(State or other jurisdiction         (Commission                 (IRS Employer
of incorporation)                    File Number)            Identification No.)


600 Telephone Ave, Anchorage, Alaska                                     99503
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code   907 - 297 - 3000
                                                     ----------------

 _______________________________________________________________________________
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

On October 28, 2004, Alaska Communications Systems Group, Inc. reported its financial results for the third quarter ended September 30, 2004. The press release is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

On October 28, 2004, Alaska Communications Systems Group, Inc. announced that its Board of Directors has adopted a dividend policy and declared its first quarterly dividend of $0.185 per share payable on January 19, 2005 to holders of record on December 31, 2004.

The Company also announced the withdrawal of its registration statements on Forms S-1 and S-4 first filed with the Securities and Exchange Commission on April 9, 2004 and amended on June 1, 2004 for the initial public offering of Income Deposit Securities (IDSs), the separate offering of senior subordinated notes and the reclassification of its existing common stock into cash, Class B common stock and IDSs.

The press release announcing these other events is attached hereto as
Exhibit 99.2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    October 28, 2004        Alaska Communications Systems Group, Inc.

                                 /s/ David Wilson
                                 ----------------
                                 David Wilson,
                                 Senior Vice President and Chief Financial
                                 Officer
                                 (Principal Accounting Officer and Principal
                                 Financial Officer)